                                                                   EXHIBIT 99.04

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8
               -------------------------------------------------

                   Monthly Period:                  4/1/01 to
                                                    4/30/01
                   Distribution Date:               5/15/01
                   Transfer Date:                   5/14/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                                            Class A (Quarterly)                        $13.88153
                                                            Class B (Quarterly)                        $14.40069
                                                            CIA                                        $ 4.54257

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                                            Class A (Quarterly)                        $13.88153
                                                            Class B (Quarterly)                        $14.40069
                                                            CIA                                        $ 4.54257

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 2

     3.   The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount
                                                            Class A (Quarterly)                         $0.00000
                                                            Class B (Quarterly)                         $0.00000
                                                            CIA                                         $0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period
          which were allocated in respect of the Certificates
                                                            Class A                               $71,929,981.91
                                                            Class B                               $ 5,614,047.37
                                                            CIA                                   $ 9,122,826.98
                                                                                                  --------------
                                                            Total                                 $86,666,856.26

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the
               Certificates
                                                            Class A                                $7,540,380.08
                                                            Class B                                $  588,517.46
                                                            CIA                                    $  956,340.90
                                                                                                   -------------
                                                            Total                                  $9,085,238.44

          (b1) Interest Funding Investment Proceeds (to Class A)                                   $   12,549.21
          (b2) Principal Funding Investment Proceeds (to Class A)                                  $        0.00
          (b3) Withdrawals from Reserve Account (to Class A)                                       $        0.00
                                                                                                   -------------
               Class A Available Funds                                                             $7,552,929.29

          (c1) Interest Funding Investment Proceeds (to Class B)                                     $    982.78
               Class B Available Funds                                                               $589,500.24

     3.   Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)  The aggregate amount of Principal Receivables in
               the Trust as of 04/30/01                                                       $33,923,096,480.38

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 3

          (b)  Invested Amount as of 04/30/01
               (Adjusted Class A Invested Amount
               during Accumulation Period)
                                                            Class A                              $500,000,000.00
                                                            Class B                              $ 39,157,000.00
                                                            CIA                                  $ 63,253,000.00
                                                                                                 ---------------
                                                            Total                                $602,410,000.00

          (c)  The Floating Allocation Percentage:
                                                            Class A                                       1.435%
                                                            Class B                                       0.112%
                                                            CIA                                           0.182%
                                                                                                          ------
                                                            Total                                         1.729%

          (d)  During the Accumulation Period: The Invested Amount
               as of ______ (the last day of the Revolving Period)
                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00

          (e)  The Fixed/Floating Allocation Percentage:
                                                            Class A                                       1.435%
                                                            Class B                                       0.112%
                                                            CIA                                           0.182%
                                                                                                          ------
                                                            Total                                         1.729%

     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a) 30 - 59 days                                                                     $  472,714,181.99
          (b) 60 - 89 days                                                                     $  331,180,941.43
          (c) 90 - 119 days                                                                    $  261,337,719.09
          (d) 120 - 149 days                                                                   $  223,225,031.70
          (e) 150 - 179 days                                                                   $  190,757,909.49
          (f) 180 or more days                                                                 $            0.00
                                                            Total                              $1,479,215,783.70

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 4

     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the
               Monthly Period allocable to the Invested Amount
               (the aggregate "Investor Default Amount")
                                                            Class A                                $2,591,156.99
                                                            Class B                                $  202,236.65
                                                            CIA                                    $  328,634.55
                                                                                                   -------------
                                                            Total                                  $3,122,028.19

          (b)  The amount set forth in paragaraph 5(a) above in
               respect of the Monthly Investor Default Amount, per
               original $ 1,000 interest
                                                            Class A                                        $5.18
                                                            Class B                                        $5.16
                                                            CIA                                            $5.20
                                                                                                           -----
                                                            Total                                          $5.18

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the CIA
                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00

          (b)  The amounts set forth in paragraph 6(a) above, per
               $1,000 original certificate principal amount (which
               will have the effect of reducing, pro rata, the
               amount of each Certificateholder's investment)
                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 5


          (c)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00

          (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                            Class A                                        $0.00
                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00

    7.    Investor Servicing Fee
          ----------------------
          (a)  The amount of the Investor Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               Monthly Period

                                                            Class A                                  $625,000.00
                                                            Class B                                  $ 48,946.25
                                                            CIA                                      $ 79,066.25
                                                                                                     -----------
                                                            Total                                    $753,012.50

          (b) The amount set forth in paragraph 7(a) above, per $ 1,000 interest

                                                            Class A                                  $1.25000000
                                                            Class B                                  $1.25000000
                                                            CIA                                      $1.25000000
                                                                                                     -----------
                                                            Total                                    $1.25000000


    8.    Reallocated Principal Collections
          ---------------------------------
               The amount of Reallocated CIA
               and Class B Principal Collections applied in respect
               of Interest Shortfalls, Investor Default Amounts or Investor
               Charge-Offs for the prior month.

                                                            Class B                                        $0.00
                                                            CIA                                            $0.00
                                                                                                           -----
                                                            Total                                          $0.00




MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 6


    9.    Collateral Invested Amount
          --------------------------
          (a)  The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month                                          $63,253,000.00

          (b)  The Required CIA Invested Amount as of the
               close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month                                          $63,253,000.00


    10.   The Pool Factor
          ---------------
               The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
               Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                            Class A                                   1.00000000
                                                            Class B                                   1.00000000
                                                            Total                                     1.00000000

    11.   The Portfolio Yield
          -------------------
               The Portfolio Yield for the related Monthly Period                                         11.91%


    12.   The Base Rate
          -------------
               The Base Rate for the related Monthly Period                                                7.63%


C.  Information Regarding the Interest Funding Account
    --------------------------------------------------
                                                                                      Class A          Class B
                                                                                      -------          --------
    Beginning Balance                                                              $4,679,166.67     $380,149.20
       Plus:  Interest for Related Monthly Period from
              Finance Charge Account                                               $2,261,597.22     $183,738.78
       Plus:  Interest on Interest Funding Account Balance
              for Related Monthly Period                                           $   12,549.21     $    982.78
       Less:  Withdrawals to Finance Charge Account                                $   12,549.21     $    982.78
       Less:  Withdrawals to Distribution Account                                  $6,940,763.89     $563,887.98
    Ending Balance                                                                 $        0.00     $      0.00





MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 7


D   Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1.    Accumulation Period

    (a)   Accumulation Period commencement date                                                       10/01/2001

    (b)   Accumulation Period Length (months)                                                                  1

    (c)   Accumulation Period Factor                                                                       41.64

    (d)   Required Accumulation Factor Number                                                                  8

    (e)   Controlled Accumulation Amount                                                         $500,000,000.00

    (f)   Minimum Payment Rate (last 12 months)                                                           12.86%

    2.    Principal Funding Account
          -------------------------

          Beginning Balance                                                                                $0.00
             Plus:  Principal Collections for related Monthly Period from
                    Principal Account                                                                       0.00
             Plus:  Interest on Principal Funding Account Balance for
                    related Monthly Period                                                                  0.00

             Less:  Withdrawals to Finance Charge Account                                                   0.00
             Less:  Withdrawals to Distribution Account                                                     0.00
                                                                                                           -----
          Ending Balance                                                                                    0.00


    3.    Accumulation Shortfall
          ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                                                            $0.00

          Less:  The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period                                                   $0.00

                 Accumulation Shortfall                                                                    $0.00
                                                                                                           -----
                 Aggregate Accumulation Shortfalls                                                         $0.00


    4.    Principal Funding Investment Shortfall
          --------------------------------------

                 Covered Amount                                                                            $0.00

          Less:  Principal Funding Investment Proceeds                                                     $0.00
                                                                                                           -----
                 Principal Funding Investment Shortfall                                                    $0.00
                                                                                                           -----




MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 8


E.  Information Regarding the Reserve Account
    -----------------------------------------

    1.    Required Reserve Account Analysis
          ---------------------------------

          (a)  Required Reserve Account Amount percentage                                               0.00000%

          (b)  Required Reserve Account Amount ($)                                                         $0.00
               (0.5% of Invested Amount or other amount
               designated by Transferor)

          (c)  Required Reserve Account Balance after effect of
               any transfers on the Related Transfer Date                                                  $0.00

          (d)  Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date                                                 $0.00


    2.    Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date                                              $0.00

    3.    Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer                                            $0.00
          Date (1 (d) plus 2 above)

    4.    The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Monthly Period                                      4.14%




MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                        First USA Bank, National Association
                                        as Servicer


                                        By:     /s/ Tracie Klein
                                                --------------------------------
                                                Tracie Klein
                                                First Vice President